UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 14, 2004


                               AXEDA SYSTEMS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 000-26287                              23-2763854
    ---------------------------------        ----------------------------------
        (Commission File Number)              (IRS Employer Identification No.)


         21 Oxford Road, Mansfield, Massachusetts                 02048
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         (Address of Principal Executive Offices)               (Zip Code)

                                  508-337-9200
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              (Registrant's Telephone Number, Including Area Code)


         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange  Act (17 CFR  240.13e-4(c))  Items to be  Included  in this Report
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                       Items to be Included in this Report

ITEM 1.01 Entry into a Material Definitive Agreement.

In connection with the appointment of Karen F. Kupferberg as Executive Vice President, Chief Financial Officer and Treasurer of Axeda Systems Inc. (the "Company") as described in Item 5.02 below, the Company and Ms. Kupferberg have entered into an Employment Agreement dated December 14, 2004 (the "Employment Agreement"). Among other things, the Employment Agreement provides for an annual base salary of $175,000, a discretionary bonus of up to $100,000 annually based on objectives to be mutually agreed, and a grant of an option to purchase 325,000 shares of the Company's common stock under the Company's 1999 Stock Incentive Plan subject to vesting restrictions and subject to (and to be granted promptly following), stockholder approval of an increase in the Company's authorized share capital at the Company's 2004 Annual Meeting of Stockholders.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) The Company's Board of Directors appointed Karen F. Kupferberg as Executive Vice President, Chief Financial Officer and Treasurer of the Company effective December 14, 2004. Prior to joining the Company, Ms. Kupferberg, age 52, served for five years as Vice President and Corporate Controller of EMC Corporation. Prior to joining EMC, Ms. Kupferberg held a number of key accounting and finance positions with Digital Equipment Corporation, including vice president of internal audit. She also serves on a number of non-profit and for-profit boards, including the Board of Fiduciary Trust Company (Chair, Audit Committee), Old Mutual (US) Trust Company (Member, Audit Committee) and The Commonwealth Institute. Ms. Kupferberg holds an MBA from the Wharton School at the University of Pennsylvania and is a graduate of Columbia University's Executive Program in International Business Management.

(b) Thomas J. Fogarty, Executive Vice President, Chief Financial Officer and Treasurer notified the Company on December 13, 2004 that he is resigning from the Company effective February 11, 2005 to join his family in relocating to the United Kingdom. Mr. Fogarty stepped down from the offices he held with the Company effective December 14, 2004 upon the appointment of Ms. Kupferberg. Mr. Fogarty will continue with the Company on a transitional basis through February 11, 2005 or other date at the discretion of the Company's Board of Directors. Mr. Fogarty provided the Company with 60 days prior written notice of his resignation and he is entitled to receive certain severance benefits in accordance with his employment agreement with the Company dated December 7, 2003 (previously filed as Exhibit 10.19 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003). A copy of the Company's press release dated December 14, 2004, announcing the resignation of Mr. Fogarty and the appointment of Ms. Kupferberg as Executive Vice President and Chief Financial Officer of the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         Financial Statements and Exhibits.

(c) The following exhibit is filed with this report:

Exhibit
Number            Description
-------           -----------
99.1              Press release dated December 14, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AXEDA SYSTEMS INC.

                                                  By:  /s/ Robert M. Russell Jr.
                                                     --------------------------
                                                      Robert M. Russell Jr.
                                                       Chief Executive Officer

Dated:  December 14, 2004


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